Income Taxes	6 Months Ended	12 Months Ended
	Mar. 31, 2015	Sep. 30, 2014
Income Tax Disclosure [Abstract]
Income Taxes
(17)	Income Taxes

Deferred Taxes

Alion is subject to income taxes in the U.S., various states, India and Canada. Tax statutes and regulations within each jurisdiction are subject to interpretation requiring management to apply significant judgment. Alion recorded $3.5 million in goodwill-related deferred tax expense and liabilities for the six months ended March 31, 2015. The Company recognized approximately $5 thousand in current tax expense for its Indian subsidiary for the six months ended March 31, 2015 and $7 thousand for the six months ended March 31, 2014.

The Company expects to be able to use existing and anticipated NOL’s to offset taxes that may become due in the future if Alion has future taxable income. Even though Alion has recorded a full valuation allowance for all deferred tax assets and is carrying a $68.6 million deferred tax liability, the Company does not expect to pay any domestic income taxes for the foreseeable future and minimal foreign income taxes for its operations India. Alion’s ability to utilize NOL tax benefits will depend upon how much future taxable income it has and may be limited under certain circumstances. Alion does not have any NOL tax benefits it can carry back to prior years.

The Company’s effective tax rate for the six months ended March 31, 2015 was (18)% and (11.0)% for the six months ended March 31, 2014. As of March 31, 2015 and September 30, 2014 the net deferred tax liability was:

	March 31, 2015	September 30, 2014
	(In thousands)
Current deferred tax asset	$8,918	$9,365
Noncurrent deferred tax asset	122,481	113,012
Valuation allowance	(131,399)	(122,377)
Noncurrent deferred tax liability	(68,591)	(65,104)

Net deferred tax liability	$(68,591)	$(65,104)

Tax Uncertainties

Alion uses the latest available information to periodically assess its liabilities and contingencies for all periods open to examination by tax authorities. Where management believes there is more than a 50 percent chance the Company’s tax position will not be sustained, Alion records its best estimate of the resulting tax liability, including interest. Interest or penalties related to income taxes are reported separately from income tax expense. The Company has analyzed its tax positions and has not recorded any liabilities for tax uncertainties.

Alion may become subject to federal or state income tax examination for tax years ended September 30, 2011 and after. The Company does not expect resolution of tax matters for any open years to materially affect its operating results, financial condition, cash flows or effective tax rate.

(19)	Income Taxes

Current Taxes

Alion is subject to income taxes in the U.S., various states, Canada and India. Tax statutes and regulations within each jurisdiction are subject to interpretation requiring management to apply significant judgment. In 2014 and 2013, the Company recognized approximately $6 thousand and $3 thousand in current income tax expense for business operations in India.

Deferred Taxes

Alion recorded approximately $7.0 million in deferred tax expense and liabilities related to tax-basis goodwill amortization in 2014, 2013 and 2012.

Alion was formerly an S corporation and has been a C corporation since March 2010. The Company’s history of losses gives rise to a presumption that it might not be able to realize the full benefit of any deferred tax assets it is required to recognize. Therefore, Alion maintains a valuation allowance equal to the deferred tax assets it is required to recognize each reporting period and in total.

The Company does not expect to pay any income taxes for the foreseeable future. Even though Alion has recorded a full valuation allowance for all deferred tax assets, management believes that if the Company were to become profitable, it should be able to use existing and anticipated net operating loss (NOL) carryforwards to offset taxes that might become due in the future. Alion’s ability to utilize NOL tax benefits will depend upon how much future taxable income it has and may be limited under certain circumstances. Alion does not have any NOL tax benefits it can carry back to years prior to becoming a C corporation.

The Company offers post-retirement prescription drug coverage to a limited number of retirees and beneficiaries. Alion has not claimed any federal tax credit in prior years. The Affordable Care Act has reduced the value of the federal subsidy for retiree drug coverage. Alion’s tax provision is unaffected by this legislative change. Management will decide whether to seek a subsidy in the future based on its anticipated value and the cost associated with seeking the subsidy.

Tax Uncertainties

ASC Topic 740 Income Taxes prescribes a recognition threshold and a measurement attribute for financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. The Company may recognize a benefit for that amount which it has a more than 50% chance of realizing. If the Company’s position involves uncertainty, then in order to recognize a benefit, a given tax position must be “more-likely-than-not” to be sustained upon examination by taxing authorities.

Alion periodically assesses its liabilities and contingencies for all periods open to examination by tax authorities, based on the latest available information. Where management believes there is more than a 50 percent chance the Company’s tax position will not be sustained, Alion records its best estimate of the resulting tax liability, including interest. Interest or penalties related to income taxes are reported separately from income tax expense. The Company has analyzed its tax positions and has not recorded any liabilities for tax uncertainties.

The Company has unrecorded tax benefits related to goodwill deductions. If Alion is able to utilize these benefits to reduce taxes payable in the future, it will recognize a reduction in its income tax liability and a corresponding reduction in goodwill carrying value.

Alion may become subject to federal or state income tax examination for tax years ended September 2011 and after. Each of the Company’s open return year returns has given rise to an NOL carryforward. The Company does not expect resolution of tax matters for any open years to materially affect operating results, financial condition, cash flows or its effective tax rate.

As of September 30, 2014 and 2013 deferred tax assets and related valuation allowances were $122.4 million and $97.0 million and deferred tax liabilities were $65.1 million and $58.1 million. Alion’s effective tax rate for fiscal years 2014, 2013 and 2012 was (18.9)%, and (23.6)% and (20.2)%.

The provision for income taxes for the years ended September 30, 2014, 2013 and 2012 was:

	Fiscal Years Ended September 30,
	2014	2013	2012
	(In thousands)
Current:
Foreign	$6	$3	$—

Total current provision	$6	$3	$—

Deferred:
Federal	$5,740	$5,740	$5,740
State	1,234	1,234	1,234

Total deferred provision	$6,974	$6,974	$6,974

Total provision for income taxes	$6,980	$6,977	$6,974

Alion’s income tax provisions at September 30, 2014, 2013 and 2012 include the effects of state income taxes, debt extinguishment and changes in valuation allowances. The provision for income taxes for the years ended September 30, 2014, 2013 and 2012 differ from the amounts computed by applying the statutory U.S. federal income tax rate to income before taxes as a result of the following:

	Fiscal Years Ended September 30,
	2014		2013		2012
	(Dollars in thousands)
Expected federal income tax (benefit)	35.0%	$(12,956)	35.0%	$(10,365)	35.0%	$(12,066)
State income taxes (net of federal benefit)	5.7%	(2,121)	4.5%	(1,325)	4.5%	(1,539)
Nondeductible expenses	9.0%	(3,348)	(0.4)%	105	(0.5)%	146
Provision to return true-ups	(0.2)%	68	(0.1)%	15	(0.8)%	286
Tax credits	—%	—	0.3%	(79)	—%	—
Changes in valuation allowance	(68.4)%	25,337	(62.9)%	18,626	(58.4)%	20,147

Income tax expense (benefit)	(18.9)%	$6,980	(23.6)%	$6,977	(20.2)%	$6,974

At September 30, 2014 and 2013, the Company had $225 million and $156 million in NOL carryforwards that begin to expire in 2025 if not used before then.

At September 30, 2014 and 2013, the components of deferred tax assets and deferred tax liabilities were:

	September 30,
	2014	2013
	(In thousands)
Deferred tax assets:
Accrued expenses and reserves	$9,365	$9,228
Intangible amortization	11,283	13,185
Deferred rent	3,374	3,680
Deferred wages	4,141	4,060
Depreciation and leases	4,485	4,375
Carryforwards and tax credits	89,728	62,487
Other	—	25

Gross deferred tax assets	$122,376	$97,040

Less Valuation	(122,376)	(97,040)

Deferred tax liabilities:
Goodwill	(65,104)	(58,130)

Net deferred tax asset/(liability)	$(65,104)	$(58,130)